Customer Accounts - Time Deposits (Details) - USD ($) $ in Thousands	Sep. 30, 2020	Sep. 30, 2019
Time deposits by rate band are as follows:
Less than 1.00%	$ 920,220	$ 21,281
1.00% to 1.99%	2,967,345	3,588,689
2.00% to 2.99%	85,533	1,294,889
3.00% to 3.99%	94	2,104
Time deposits by maturity band are as follows:
Within 1 year	3,127,416	3,489,839
1 to 2 years	532,264	925,170
2 to 3 years	111,204	294,990
Over 3 years	202,308	196,964
Time Deposits, Total	$ 3,973,192	$ 4,906,963